                                                              Exhibit 24

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


WHEREAS, KRUG International Corp. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1995;

NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Maurice F. Krug and James J. Mulligan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of June 1995.




                                        /S/ Marvin E. Bruce
                                        ---------------------
                                            Marvin E. Bruce

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


WHEREAS, KRUG International Corp. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1995;

NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Maurice F. Krug and James J. Mulligan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of June 1995.




                                        /S/ Rex M. Fleet
                                        ------------------
                                            Rex M. Fleet

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


WHEREAS, KRUG International Corp. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1995;

NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Maurice F. Krug and James J. Mulligan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of June 1995.




                                        /S/ W. Edward Greenhalgh
                                        ------------------------
                                        W. Edward Greenhalgh

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


WHEREAS, KRUG International Corp. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1995;

NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Maurice F. Krug and James J. Mulligan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of June 1995.




                                        /S/ T. Wayne Holt
                                        ---------------------------
                                            T. Wayne Holt

                            KRUG INTERNATIONAL CORP.

                               POWER OF ATTORNEY


WHEREAS, KRUG International Corp. (the "Company") intends to file with the Securities and Exchange Commission its Annual Report on Form 10-K for the fiscal year ended March 31, 1995;

NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Maurice F. Krug and James J. Mulligan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of June 1995.




                                        /S/ Earl T. O'Loughlin
                                        ----------------------
                                            Earl T. O'Loughlin